BUSINESS UPDATE JUNE 4, 2020

FORWARD LOOKING STATEMENTS This business update (this “Update”) for Preferred Apartment Communities, Inc. (The “Company”, “PAC” or “APTS”) includes forward-looking statements made in reliance on the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements may be identified by the use of forward-looking terminology such as “may”, “trend”, “will”, “expects”, “plans”, “estimates”, “anticipates”, “projects”, “intends”, “believes”, “strategy”, “goals”, “objectives”, “outlook” and similar expressions. Forward-looking statements include, without limitation, statements relating to the impact of COVID-19 on the Company’s business and the Company’s ability to mitigate the impacts arising from COVID-19. These statements are based on the Company’s current expectations and beliefs and are subject to a number of risks, uncertainties and assumptions that could cause actual results to differmaterially from those described in the forward-looking statements. These risks, uncertainties and contingencies include, but are not limited to, those disclosed in PAC’s filings with the Securities and Exchange Commission. PAC undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as may be required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Update. The properties depicted in this Update are multihousing communities, grocery anchored retail, Class-A office, and other income-producing property types that PAC currently owns or for which PAC currently has a real estate loan investment in connection with the development of those properties. PRIOR PERFORMANCE IN THIS UPDATE SHOULD NOT BE INDICATIVE OF HOW PAC WILL PERFORM IN THE FUTURE. 2

COVID-19 COLLECTIONS UPDATE As the COVID-19 pandemic continues to unfold, the APTS team is working proactively to mitigate impacts to our customers, our investors, our associates, and our properties. The Company is well-positioned through its experienced leadership, sound real estate strategies, diversified business model, and operating platform to navigate these unprecedented times. As of June 4, the Company reports the following cash rental collections1 activity for April & May: MULTIHOUSING MULTIFAMILY STUDENT HOUSING April: 97% Collected April: 97% Collected May: 97% Collected May: 96% Collected RETAIL April: 85% Collected May: 78% Collected2 OFFICE April: 98% Collected May: 96% Collected2 1 Does not include negotiated deferred rent. 2 Including GSA leases paid in arrears. 3

APTS INSIGHT BY THE NUMBERS REVENUE GROCERY ANCHORED RETAIL 21% MULTIHOUSING Investment objective is to ASSET CLASS generate attractive, stable returns 44% PERCENTAGE BY for stockholders by investing in REVENUE income-producing properties and Q1 2020 acquiring or originating real estate OFFICE loans. 20% OTHER LOAN 3 % INVESTMENTS 11% $5.5B GROSS UNDEPRECIATED ASSETS 4

APTS INSIGHT EXPERIENCED PLATFORM SOUND STRATEGIES VALUE CREATION SUN BELT MARKETS 5

APTS INSIGHT DIVERSIFIED EQUITY CAPITAL BASE DEBT NYSE-Traded Common Stock Property Mortgages Non-Traded Preferred Stock Corporate Line of Credit EXPERIENCED TEAM DIVERSIFIED STRATEGY MULTI- GROCERY HOUSING ANCHORED OFFICE RETAIL USES STUDENT MULTIFAMILY HOUSING 6

APTS INSIGHT DIVERSIFIED 12,648 STRATEGY UNIFIED MULTI- OWNED UNITS BY SHARED SUNBELT HOUSING 2,718 MARKETS: UNITS IN REAL 78% of Q1 ESTATE LOAN 2020 Revenues INVESTMENT Attributable to PROGRAM WITH TOP 4 STATES ACQUISITION OPTION FL GROCERY ANCHORED 54 GROCERY ANCHORED RETAIL CENTERS GA 6.2M SQUARE FEET TX OFFICE 9 PROPERTIES 3.2M SQUARE FEET NC 7

APTS INSIGHT LOAN MATURITIES PORTFOLIO LOAN MATURITIES 9.2 years weighted average term to maturity across $2.65 billion in property level mortgages in APTS portfolio. Well laddered with no maturity concentration exposure. 95% are fixed rate; no cross-collateralizations or cross-defaults. EXISTING PROPERTY LEVEL LOAN MATURITIES BY YEAR $1,600,000,000 54% $1,400,000,000 $1,200,000,000 $1,000,000,000 $800,000,000 $600,000,000 $400,000,000 12% 11% 7% 5% 5% 5% $200,000,000 2% $0 $0 2020 2021 2022 2023 2024 2025 2026 2027 2028+ 8

Pending Confirmation APTS INSIGHT SUN BELT MARKETS Washington D.C. APTS INSIGHT Northern Virginia Charlottesville, VA San Jose, Richmond, VA Virginia Beach, VA CA Kansas City, KS Wilmington, NC Melbourne, FL Destin, FL West Palm Beach, FL APTS TOP STATES US RANKINGS TOP STATES % OF TOTAL Q1 2020 REVENUES FORBES BUSINESS NET MIGRATION1 POP. GROWTH1 FLORIDA 26% #6 #5 #5 GEORGIA 23% #5 #2 #2 TEXAS 17% #2 #1 #1 NORTH CAROLINA 12% #1 #3 #3 TENNESSEE 5% #7 #10 #10 VIRGINIA 4% #4 #12 #12 TOTAL 87% 9 1 Population growth data is 2000-2019 and net migration data is 2005-2018

SOUND STRATEGIES

SOUND STRATEGIES MULTIHOUSING MULTIFAMILY STRATEGY Class A Properties New Construction MSA’s of 1MM+, Focused in Sun Belt Markets First Ring Suburban Locations 3x Rent Tenant Income Qualification Standard 11

SOUND STRATEGIES MULTIHOUSING MULTIFAMILY PORTFOLIO OVERVIEW AT-A-GLANCE AVERAGE AGE OF AVERAGE RENT OF 35 10,637 5.8 $1,412 PROPERTIES UNITS YEARS OLD FLORIDA TEXAS 44% 14% TOP 3 STATES BY PERCENTAGE OF TOTAL REVENUE Q1 2020 Q1 2020 GEORGIA 4.3% 15% SAME STORE NOI GROWTH 96% 12 OCCUPIED

SOUND STRATEGIES MULTIHOUSING STUDENT HOUSING STRATEGY Well Located, Class A Properties Connected To Top Tier Universities With Growing Enrollments New Vintage Construction High Focus On Attractive Student Amenities All Units Are Off Campus Housing With Bed Bath Parity, Positioned Well For The Current Environment 13

MULTIHOUSING SOUND STRATEGIES STUDENT HOUSING PORTFOLIO OVERVIEW AT-A-GLANCE AVERAGE AGE OF AVERAGE RENT 8 6,095BEDS 5.1 $680 PROPERTIES 2,011UNITS YEARS PER BED ARIZONA 12% TEXAS 30% GEORGIA 14% PERCENTAGE OF TOTAL REVENUE Q1 2020 Q1 FLORIDA NORTH CAROLINA 2020 28% 16% 96% OCCUPIED 14

GROCERY ANCHORED SOUND STRATEGIES RETAIL GROCERY ANCHORED RETAIL STRATEGY 100% Pure-Play Grocery & Necessity Based Retail Strategy Focus on Suburban Sun Belt Markets, Growing Submarkets with High Average Household Incomes Leading Market Share Grocers Drive Leasing & Occupancy Through Deep Operating Experience & Long Standing Retailer Relationships 15

GROCERY ANCHORED SOUND STRATEGIES RETAIL PORTFOLIO OVERVIEW PORTFOLIO COMPOSITION BY TENANT TYPE AT-A-GLANCE Grocery/ Pharmacy 54 OWNED ASSETS 54 ASSETS PURCHASED Other Retail FOR $187 PSF, SIGNIFICANTLY BELOW REPLACEMENT COSTS 18% 33% 6.2M SQUARE FEET IN OUR ASSET’S RESPECTIVE OWNED MARKETS Fitness 95% LEASED EXCLUDING 52% OF NEW MARKET’S 3% REDEVELOPMENTS BASE RENT COMES FROM FIXED RATE DEBT WITH OVER TENANT CATEGORIES DEEMED TO BE ESSENTIAL DURING Medical 8 YEARS AVERAGE THE COVID-19 PANDEMIC TERM TO MATURITY GUIDELINES 4% 33% OF RENT IS GROCERY & PHARMACY Restaurant 19% % OF GROCER RENT 1% Service 1% 24% 1% 3% 1% 4% TOP 6 STATES % of # State 4% 45% Q1 2020 Revenue 1. Georgia 24% 2. Florida 22% 6% 3. North Carolina 11% 4. Texas 10% 5. Virginia 9% 6. Tennessee 9% TOTAL 86% 34% 16

SOUND STRATEGIES OFFICE OFFICE STRATEGY Class A Properties Target Top-Performing Sun Belt Markets ATLANTA | AUSTIN | CHARLOTTE DALLAS | NASHVILLE | RALEIGH Scalable Market Positions to Drive Operating Leverage Minimal Exposure to Non-Growth CapEx Secure Rent Rolls With Longer Term Leases To Creditworthy Tenants Both Public & Private 17

SOUND STRATEGIES OFFICE PORTFOLIO OVERVIEW TENANCY OVERVIEW DIVERSIFIED RENT ROLL LARGE CORPORATE CUSTOMERS PORTFOLIO STATS: 9 3.2M All Other Financial PROPERTIES SQUARE FEET 21% 19% OTHER 25% CHEMICAL SOLUTIONS LARGE RETAIL 5% PUBLIC 7.2 97% Hospitality 3% 42% YEARS WEIGHTED LEASED 18% Insurance GOVERNMENT AVERAGE 9% 4% REMAINING LEASE LARGE TERM Legal Technology PRIVATE 10% 18% 26% LOAN MATURITIES LEASE EXPIRATION SCHEDULE 1,200,000 120.00% $300,000,000 100% 1,040,361 No core portfolio 90% 1,000,000 No more than 10% of 100.00% $250,000,000 maturities through 2027 80% portfolio expiring in any year 70% 800,000 through 2029 80.00% $200,000,000 60% 50% $150,000,000 600,000 60.00% 40% 400,000 321,364 40.00% $100,000,000 30% 244,740 265,529 251,242 266,263 20% 231,732 $50,000,000 126,749 128,159 200,000 56,604 20.00% 10% 95,613 $0 0% -- 0.00% 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030+ 2034+ SF EXPIRING CUMULATIVE TOTAL SF EXPIRED RSF EXPIRING % OF PORTFOLIO CUMULATIVE TOTAL 18

VALUE CREATION

VALUE CREATION


Now Open
Now Open
NEWBERGH ATL
NEWBERGH
ATL
761
761
THE MeNLO
THE MeNLO

UNLOCKING VALUE

AT-A-GLANCE

REAL ESTATE LOAN INVESTMENT PROGRAM

17
PROJECTS OUTSTANDING IN PIPELINE

$373M
CURRENT LOAN COMMITMENTS

+$940M
FUNDED TO DATE

~$4.5B
ENGAGED IN DEVELOPMENT SINCE INCEPTION

21
PROJECTS CONVERTED INTO OUR PORTFOLIO

95% of all Loan Investments since inception related to Multihousing

PA|C 20

INVESTOR RESOURCES Click icons below to access information electronically Annual Report 2019 Executive Team Bios Investor Relations Website Investor Relations phone #: (770) 635 1284 investorrelations@pacapts.com 3284 Northside Parkway, Suite 150 Atlanta GA 30327 PACAPTS.COM